Sullivan & Cromwell
	125 Broad Street
	New York, New York 10004




								June 13, 1997




Smith Barney Disciplined Small Cap Fund, Inc.,
388 Greenwich Street,
New York, New York 10013.

Dear Sirs:

		In connection with the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-25499) of Smith Barney Disciplined Small Cap Fund, Inc., a Maryland corporation (the "Company"), which you expect to file under the Securities Act of 1933, as amended (the "Securities Act"), with respect to an indefinite number of shares of Common Stock, par value $0.001 per share (the "Shares"), initially divided into four classes (each a "Class"), we, as your counsel, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion.

		Upon the basis of such examination, we advise you that, in our opinion, the Shares have been duly authorized to the extent of an aggregate of 100,000,000 Shares of each Class and, assuming the prior filing by the Company and acceptance for filing by the Maryland Department of Assessments and Taxation of the Company's Articles of Amendment and Restatement in the form filed as Exhibit 1 to the Registration Statement referred to above (the "Charter"), when the Registration Statement has become effective under the Securities Act and the Shares have been issued and sold (a) for at least the par value thereof, (b) so as not to exceed the then authorized number of Shares of each Class, (c) as contemplated by the Registration Statement and
(d) in accordance with the Charter, and as authorized by the Board of Directors of the Company, the Shares will be validly issued, fully paid and nonassessable.
		The foregoing opinion is limited to the Federal laws of the United States and the General Corporation Law of the State of Maryland, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

		Also, we have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by us to be responsible.
		We hereby consent to the filing of this opinion as an exhibit to the Pre-Effective Amendment referred to above. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.
								Very truly yours,

								SULLIVAN & CROMWELL

Smith Barney Disciplined Small Cap Fund, Inc.	-2-






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